SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 193

Date of Report (Date of earliest event reported) July 29, 2002

BUTLER NATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Kansas
(State of Incorporation)

0-1678
(Commission File Number)

41-0834293
(I.R.S. Employer Identification No.)

19920 West 161st Street, Olathe, Kansas 66062
(Address of Principal Executive Office)(Zip Code)

Registrant's telephone number, including area code: (913) 780-9595

Former Name, former address and former fiscal year if changed since last report:

Item 5.Other Events
Butler National Corporation reported that on July 28, 2002 the Company issued a press release regarding the filing of Butler National Corporation's annual report on Form 10-K with the Securities and Exchange Commission for the period ending April 30, 2002.

Signatures

Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Butler National Corporation
(Registrant)

July 29, 2002
/S/Clark D. Stewart
Clark D. Stewart
President and Chief Executive Officer

July 29, 2002
/S/Angela Seba
Angela Seba
Chief Financial Officer